Taxes	6 Months Ended
Jun. 30, 2013
Taxes Disclosure [Abstract]
Taxes

5.       Taxes - MGE Energy and MGE.

a.       Accounting for Uncertainty in Income Taxes.

MGE Energy and MGE account for the difference between the tax benefit amount taken on prior year tax returns, or expected to be taken on a current year tax return, and the tax benefit amount recognized in the financial statements as an unrecognized tax benefit.

MGE Energy has adopted a tax method of accounting to accelerate tax deductions for repairs. MGE Energy and MGE have an unrecognized tax benefit at June 30, 2013 and December 31, 2012, in the amount of $1.9 million and $3.2 million, respectively, for the tax uncertainty related to the change in tax method of accounting for repairs. The reduction in unrecognized tax benefits is due to the Internal Revenue Service completing the examination of tax periods 2007-2009 with no adverse adjustments to these positions.

b.       Effective Tax Rate.

MGE Energy's and MGE's effective income tax rate for the three and six months ended June 30, 2013, are 38.4% and 38.0%, respectively, compared to 37.6% and 37.8% for the same periods in 2012.